                                                                                                                       EXHIBIT 10(a)

                                   FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of August 17, 2004 is among ACXIOM CORPORATION, a Delaware Corporation (the "Borrower"), the lenders party hereto, and JPMORGAN CHASE BANK, as the agent
(the "Agent").

                                                               RECITALS:

         A.       The Borrower, the Agent, and the lenders party thereto have entered into that certain Second Amended and Restated
Credit Agreement dated as of February 5, 2003 (as amended by that certain First Amendment to Second Amended and Restated Credit
Agreement dated as of August 11, 2003, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of
December 5, 2003, that certain Third Amendment to Second Amended and Restated Credit Agreement and Modification of Loan Documents
dated March 31, 2004, and as the same may be further amended from time to time, the "Agreement").

         B.       The Borrower has requested that the Agent and the Lenders amend certain provisions of the Agreement and the Agent and the Lenders party hereto are willing to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

                                                              ARTICLE I.

                                                              Definitions

        Section 1.1.      Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                                              ARTICLE II.

                                                              Amendments

        Section 2.1.      Amendment to Section 6.01 - Indebtedness; Certain Equity Securities. The reference to "$35,000,000" in subclause (iii) of Section 6.01(a) of the Agreement is hereby amended in its entirety to mean "$45,000,000".

        Section 2.2.      Amendment to Section 6.08 - Restricted Payments; Synthetic Purchase Agreements. The references to
"$125,000,000" in subclauses (viii) and (ix) of Section 6.08(a) of the Agreement are hereby amended in their respective entireties to mean "$200,000,000".

                                                             ARTICLE III.

                                                         Conditions Precedent

        Section 3.1.      Conditions.  The effectiveness of Article II of this Amendment is subject to the satisfaction of the following conditions precedent:

                                                                  1

        (a)      The Agent shall have received, each in form and substance reasonably satisfactory to the Agent, the following:

                (i)      this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders;

                (ii)     such additional documentation and information as the Agent or its legal counsel, Jenkens & Gilchrist, a
Professional Corporation, may request;

        (b)      Each Lender who has executed this Amendment by August 17, 2004 shall have received an amendment fee equal to 0.05%
of its Revolving Commitment in effect as of the date of this Amendment;

        (c)      The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

        (d)      No Default shall exist; and

        (e)      All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Jenkens & Gilchrist, a Professional
Corporation.

                                                              ARTICLE IV.

                                                             Miscellaneous

        Section 4.1.      Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agent and the Lenders agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with its terms. For all matters arising prior to the effective date of this Amendment, the Agreement (as unmodified by this Amendment) shall control.

        Section 4.2.      Representations and Warranties; Release.  The Borrower hereby represents and warrants to the Agent and the
Lenders as follows: (a) no Default exists and (b) the representations and warranties set forth in the Loan Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. IN ADDITION, TO INDUCE THE AGENT AND THE LENDERS TO AGREE
TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND EACH GUARANTOR (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE
OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR
COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

        (A)      WAIVER.  WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR
UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

                                                                   2

        (B)      RELEASE.  RELEASES AND DISCHARGES THE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES,
AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS,
LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR
EQUITY, WHICH THE BORROWER OR ANY GUARANTOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR
TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

        Section 4.3.      Survival of Representations and Warranties.  All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them.

        Section 4.4.      Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

        Section 4.5.      Expenses of Lender.  As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation, the costs and fees of the Agent's legal counsel.

        Section 4.6.      Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 4.7.      Applicable Law.  This Amendment shall be governed by and construed in accordance with the laws of the
State of Texas and the applicable laws of the United States of America.

        Section 4.8.      Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Agent, each
Lender, the Borrower, each Guarantor and their respective successors and assigns, except neither Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

        Section 4.9.      Counterparts.  This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        Section 4.10.     Effect of Waiver.  No consent or waiver, express or implied, by the Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

        Section 4.11.     Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

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        Section 4.12.     ENTIRE AGREEMENT.  THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND
SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS
AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS
OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        Section 4.13.     Required Lenders.  The Agreement may be modified as provided in this Amendment with the agreement of the
Required Lenders which means Lenders having fifty-one percent (51%) of the sum of the total Revolving Exposures and unused Revolving
Commitment (such percentage applicable to a Lender, herein such Lender's "Required Lender Percentage").  For purposes of determining the effectiveness of this Amendment, each Lender's Required Lender Percentage is set forth on Schedule 4.13 hereto.

         Executed as of the date first written above.

                                                     ACXIOM CORPORATION, as the Borrower

                                                     By:
                                                        ----------------------------------------------------------

                                                     JPMORGAN CHASE BANK, as the Agent, the Issuing Bank, the Swingline Lender and
                                                     as a Lender

                                                     By:
                                                        ----------------------------------------------------------
                                                            Michael J. Lister, Vice President

                                                     BANK OF AMERICA, N.A., as syndication agent and as a Lender

                                                     By:
                                                        ----------------------------------------------------------
                                                        Name:
                                                             -----------------------------------------------------
                                                        Title:
                                                              ----------------------------------------------------

                                                                 4

                                                     U.S. BaNK National ASSOCIATION (formerly Firstar Bank N.A.), as documentation agent and as a Lender

                                                     By:
                                                        ----------------------------------------------------------
                                                        Name:
                                                             -----------------------------------------------------
                                                        Title:
                                                              ----------------------------------------------------

                                                     SUNTRUST BANK, as a Lender

                                                     By:
                                                        ----------------------------------------------------------
                                                        Name:
                                                             -----------------------------------------------------
                                                        Title:
                                                              ----------------------------------------------------

                                                     WACHOVIA BANK, N.A., as a Lender

                                                     By:
                                                        ----------------------------------------------------------
                                                        Name:
                                                             -----------------------------------------------------
                                                        Title:
                                                              ----------------------------------------------------

                                                     ABN AMRO BANK N.V., as a Lender

                                                     By:
                                                        ----------------------------------------------------------
                                                        Name:
                                                             -----------------------------------------------------
                                                        Title:
                                                              ----------------------------------------------------

                                                     By:
                                                        ----------------------------------------------------------
                                                        Name:
                                                             -----------------------------------------------------
                                                        Title:
                                                              ----------------------------------------------------

                                                     UNION PLANTERS BANK, N.A., as a Lender

                                                     By:
                                                        ----------------------------------------------------------
                                                        Name:
                                                             -----------------------------------------------------
                                                        Title:
                                                              ----------------------------------------------------

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                                                           Guarantor Consent

         Each of the undersigned Guarantors:  (i) consent and agree to this Amendment, including, without limitation, Section 4.2, and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with their respective terms.

                                                     GUARANTORS:

                                                     Acxiom CDC, Inc.
                                                     Acxiom / May & Speh, Inc.
                                                     Acxiom RM-Tools, Inc.
                                                     ACXIOM E-PRODUCTS, INC.
                                                     ACXIOM TRANSPORTATION SERVICES, INC.
                                                     ACXIOM / DIRECT MEDIA, INC.
                                                     GIS INFORMATION SYSTEMS, INC.
                                                     ACXIOM UWS, LTD.
                                                     ACXIOM INFORMATION SECURITY SERVICES, INC.
                                                     ACXIOM INTERIM HOLDINGS, INC.

                                                     By:
                                                        ----------------------------------------------------
                                                        Dathan Gaskill, Authorized Officer of each Guarantor

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                                                             SCHEDULE 4.13
                                                                  to
                                   FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                           Required Lenders

================================================== ========================= =========================================
                                                                               Lenders Agreeing to Fourth Amendment
                                                                              (insert % from prior column if Lender
                                                       Required Lender         signs Amendment then total % in this
                     Lender                            Percentage Held                       column)
================================================== ========================= =========================================
JPMorgan Chase Bank                                    20.00000000%                      20.00000000%
-------------------------------------------------- ------------------------- -----------------------------------------
U.S. Bank National Association                         16.66666666%                      16.66666666%
-------------------------------------------------- ------------------------- -----------------------------------------
Bank of America, N.A.                                  16.66666666%                      16.66666666%
-------------------------------------------------- ------------------------- -----------------------------------------
ABN AMRO Bank, N.V.                                    13.33333333%                      13.33333333%
-------------------------------------------------- ------------------------- -----------------------------------------
SunTrust Bank                                          13.33333333%                      13.33333333%
-------------------------------------------------- ------------------------- -----------------------------------------
Wachovia Bank, N.A.                                    13.33333333%                      13.33333333%
-------------------------------------------------- ------------------------- -----------------------------------------
Union Planters Bank, N.A.                               6.66666666%                       6.66666666%
-------------------------------------------------- ------------------------- -----------------------------------------
TOTAL                                                                                       100.00%
================================================== ========================= =========================================